Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT dated as of October 11, 2012, executed and delivered by FLIK, INC., a Delaware corporation, EPT GULF POINTE, INC., a Delaware corporation, EPT MESQUITE, INC., a Delaware corporation, and EPT SOUTH BARRINGTON, INC., a Delaware corporation (each a “New Borrower” and, collectively, the “New Borrowers”), in favor of (a) KEYBANK, NATIONAL ASSOCIATION, in its capacity as Agent (the “Agent”) for the Lenders under that certain Amended and Restated Credit Agreement dated as of October 13, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among ENTERTAINMENT PROPERTIES TRUST and the Subsidiary Borrowers referred to therein (collectively, the “Borrowers”), the financial institutions party thereto and their assignees under Section 12.5 thereof (the “Lenders”), the Agent, and the other parties thereto, and (b) the Lenders.

WHEREAS, pursuant to the Credit Agreement, the Agent and the Lenders have agreed to make available to the Borrowers certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrowers and the New Borrowers, though separate legal entities, have a commonality of interests in their respective financing needs and have determined it to be in their mutual best interests to obtain financing from the Agent and the Lenders through their collective efforts;

WHEREAS, each New Borrower acknowledges that it will receive direct and indirect benefits from the Agent and the Lenders making such financial accommodations available to the Borrowers under the Credit Agreement and, accordingly, each New Borrower is willing to join in and guarantee the Borrowers’ obligations to the Agent and the Lenders on the terms and conditions contained herein; and

WHEREAS, each New Borrower’s execution and delivery of this Agreement is a condition to the Agent and the Lenders continuing to make such financial accommodations to the Borrowers.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Borrowers, each New Borrower agrees as follows:

Section 1. Accession to Loan Documents. Each New Borrower hereby agrees that it is a “Subsidiary Borrower” under each Note and the Credit Agreement and assumes all obligations of a “Subsidiary Borrower” thereunder and agrees to be bound thereby, all as if such New Borrower had been an original signatory to each Note and the Credit Agreement. Without limiting the generality of the foregoing, each New Borrower hereby:

(a) irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (as defined in the Credit Agreement);

b) makes to the Agent and the Lenders as of the date hereof each of the representations and warranties contained in the Credit Agreement made by the Borrowers and agrees to be bound by each of the covenants of the Borrowers contained in the Credit Agreement; and

c) consents and agrees to each provision set forth in each Note and the Credit Agreement.

SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.

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IN WITNESS WHEREOF, each New Borrower has caused this Joinder Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

FLIK, INC.

By:	/s/ Mark Peterson
Mark Peterson, Vice President

EPT GULF POINTE, INC.

By:	/s/ Mark Peterson
Mark Peterson, Vice President

EPT MESQUITE, INC.

By:	/s/ Mark Peterson
Mark Peterson, Vice President

EPT SOUTH BARRINGTON, INC.

By:	/s/ Mark Peterson
Mark Peterson, Vice President

Address for Notices (all New Borrowers):

c/o Entertainment Properties Trust
909 Walnut Street, Suite 200
Kansas City, MO 64106
Attention: Gregory K. Silvers, Esq.
Vice President and General Counsel
Telephone: 816-472-1700
Telecopy: 816-472-5794

Joinder Agreement (Revolver) – Signature Page

Accepted:

KEYBANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Jane E. McGrath
Name: Jane E. McGrath
Title: Vice President

Joinder Agreement (Revolver) – Signature Page